Exhibit 10.1.8.2

Pacific Capital Bancorp

Directors Reload Stock Option Agreement

This confirms the grant by Pacific Capital Bancorp (the “Company”) of a stock option to the Director identified below (“Optionee”) on the terms and conditions set forth below and of the 1996 Directors Stock Option Plan (the “Plan”), the terms of which are incorporated herein.

1. Name of Optionee.

2. Date of Grant.

3. Number of Shares.                     shares of Common Stock

4. Exercise Price. $                 per share.

5. Reload Option. The Option is a Reload Option granted under Section 11 of the Plan. The Option is a Non-Qualified Stock Option and is not afforded favorable treatment for income tax purposes.

6. Restrictions on Reload Option. Optionee acknowledges that the Option is subject to the restrictions set forth in Section 11 of the Plan, including the restriction that the Option shall immediately terminate if the shares of Common Stock acquired on exercise of the Original Option are sold within one (1) year after the date of exercise of the Original Option.

7. Term of Option. The term of the Option will begin as of the date of grant set forth above and, unless sooner terminated in accordance with the terms of the Plan, will expire five (5) years after the date of grant.

8. Expiration. The Option is subject to termination prior to the expiration of the term of the Option set forth above in the event that Optionee ceases to be a Director of the Company or any of its subsidiaries or the occurrence of certain other events specified in the Plan.

9. Exercise. Except as otherwise specifically provided in the Plan, the Option may not be exercised in whole or in part prior to the expiration of one (1) year after the date of grant of the Option. Thereafter the Option may be exercised in whole or in part at any time and from time to time during the term of the Option.

10. Restriction on Transfer of Option. Except as otherwise specifically permitted in the Plan, Optionee may not transfer all or any portion of his/her interest in the Option other than by will or the laws of descent and distribution.

11. Acknowledgement by Optionee. Optionee acknowledges that (a) he/she has received and reviewed a copy of the Plan and (b) the provisions of the Plan are applicable to the Option.

12. Spousal Consent. If Optionee is married, Optionee shall have his/her spouse execute and deliver to the Company a Spousal Consent in the form attached hereto.

13. Terms of Agreement. Wherever the form of this Agreement provides for the inclusion of additional information, such as the addition of Optionee’s name in Section 1 above, such additional information may be added as hand-written information, such information shall be deemed to be part of this Agreement for all purposes and, by his or her execution of this Agreement, Optionee shall be deemed to have accepted such additional information.

“COMPANY”:		“OPTIONEE”:

PACIFIC CAPITAL BANCORP

By:		Signature of Optionee
Its:	Corporate Secretary

Address of the Company:		Address of Optionee

1021 Anacapa Street, 98-08A Santa Barbara, CA 93101

CONSENT OF SPOUSE

I acknowledge that I have read the foregoing Directors Reload Stock Option Agreement (the “Agreement”) and the 1996 Directors Stock Option Plan which is a part of the Agreement, and that I know their contents. I am aware that the Option will vest over a period of time. I hereby approve of the provisions of the Agreement and agree that I will take no action at any time to hinder operation of the Agreement.

Date:	__________________________________________,

spouse of __________________________________

Pacific Capital Bancorp

Directors Reload Stock Option Agreement

This confirms the grant by Pacific Capital Bancorp (the “Company”) of a stock option to the Director identified below (“Optionee”) on the terms and conditions set forth below and of the 1996 Directors Stock Option Plan (the “Plan”), the terms of which are incorporated herein.

1. Name of Optionee. Dale Hanst

2. Date of Grant. 4/23/2003

3. Number of Shares. 254 shares of Common Stock

4. Exercise Price. $31.7500 per share.

5. Reload Option. The Option is a Reload Option granted under Section 11 of the Plan. The Option is a Non-Qualified Stock Option and is not afforded favorable treatment for income tax purposes.

6. Restrictions on Reload Option. Optionee acknowledges that the Option is subject to the restrictions set forth in Section 11 of the Plan, including the restriction that the Option shall immediately terminate if the shares of Common Stock acquired on exercise of the Original Option are sold within one (1) year after the date of exercise of the Original Option.

7. Term of Option. The term of the Option will begin as of the date of grant set forth above and, unless sooner terminated in accordance with the terms of the Plan, will expire five (5) years after the date of grant.

8. Expiration. The Option is subject to termination prior to the expiration of the term of the Option set forth above in the event that Optionee ceases to be a Director of the Company or any of its subsidiaries or the occurrence of certain other events specified in the Plan.

9. Exercise. Except as otherwise specifically provided in the Plan, the Option may not be exercised in whole or in part prior to the expiration of one (1) year after the date of grant of the Option. Thereafter the Option may be exercised in whole or in part at any time and from time to time during the term of the Option.

10. Restriction on Transfer of Option. Except as otherwise specifically permitted in the Plan, Optionee may not transfer all or any portion of his/her interest in the Option other than by will or the laws of descent and distribution.

11. Acknowledgement by Optionee. Optionee acknowledges that (a) he/she has received and reviewed a copy of the Plan and (b) the provisions of the Plan are applicable to the Option.

12. Spousal Consent. If Optionee is married, Optionee shall have his/her spouse execute and deliver to the Company a Spousal Consent in the form attached hereto.

13. Terms of Agreement. Wherever the form of this Agreement provides for the inclusion of additional information, such as the addition of Optionee’s name in Section 1 above, such additional information may be added as hand-written information, such information shall be deemed to be part of this Agreement for all purposes and, by his or her execution of this Agreement, Optionee shall be deemed to have accepted such additional information.

“COMPANY”:		“OPTIONEE”:

PACIFIC CAPITAL BANCORP

By:
Its:	Assistant Corporate Secretary	Signature of Optionee

Address of the Company:		Address of Optionee

1021 Anacapa Street, 98-08A Santa Barbara, CA 93101

CONSENT OF SPOUSE

I acknowledge that I have read the foregoing Directors Reload Stock Option Agreement (the “Agreement”) and the 1996 Directors Stock Option Plan which is a part of the Agreement, and that I know their contents. I am aware that the Option will vest over a period of time. I hereby approve of the provisions of the Agreement and agree that I will take no action at any time to hinder operation of the Agreement.

Date:	__________________________________________,

spouse of __________________________________

Pacific Capital Bancorp

Directors Reload Stock Option Agreement

This confirms the grant by Pacific Capital Bancorp (the “Company”) of a stock option to the Director identified below (“Optionee”) on the terms and conditions set forth below and of the 1996 Directors Stock Option Plan (the “Plan”), the terms of which are incorporated herein.

1. Name of Optionee. Dale Hanst

2. Date of Grant. 4/23/2003

3. Number of Shares. 2,222 shares of Common Stock

4. Exercise Price. $31.7500 per share.

5. Reload Option. The Option is a Reload Option granted under Section 11 of the Plan. The Option is a Non-Qualified Stock Option and is not afforded favorable treatment for income tax purposes.

6. Restrictions on Reload Option. Optionee acknowledges that the Option is subject to the restrictions set forth in Section 11 of the Plan, including the restriction that the Option shall immediately terminate if the shares of Common Stock acquired on exercise of the Original Option are sold within one (1) year after the date of exercise of the Original Option.

7. Term of Option. The term of the Option will begin as of the date of grant set forth above and, unless sooner terminated in accordance with the terms of the Plan, will expire five (5) years after the date of grant.

8. Expiration. The Option is subject to termination prior to the expiration of the term of the Option set forth above in the event that Optionee ceases to be a Director of the Company or any of its subsidiaries or the occurrence of certain other events specified in the Plan.

9. Exercise. Except as otherwise specifically provided in the Plan, the Option may not be exercised in whole or in part prior to the expiration of one (1) year after the date of grant of the Option. Thereafter the Option may be exercised in whole or in part at any time and from time to time during the term of the Option.

10. Restriction on Transfer of Option. Except as otherwise specifically permitted in the Plan, Optionee may not transfer all or any portion of his/her interest in the Option other than by will or the laws of descent and distribution.

11. Acknowledgement by Optionee. Optionee acknowledges that (a) he/she has received and reviewed a copy of the Plan and (b) the provisions of the Plan are applicable to the Option.

12. Spousal Consent. If Optionee is married, Optionee shall have his/her spouse execute and deliver to the Company a Spousal Consent in the form attached hereto.

13. Terms of Agreement. Wherever the form of this Agreement provides for the inclusion of additional information, such as the addition of Optionee’s name in Section 1 above, such additional information may be added as hand-written information, such information shall be deemed to be part of this Agreement for all purposes and, by his or her execution of this Agreement, Optionee shall be deemed to have accepted such additional information.

“COMPANY”:		“OPTIONEE”:

PACIFIC CAPITAL BANCORP

By:
Its:	Assistant Corporate Secretary	Signature of Optionee

Address of the Company:		Address of Optionee

1021 Anacapa Street, 98-08A Santa Barbara, CA 93101

CONSENT OF SPOUSE

I acknowledge that I have read the foregoing Directors Reload Stock Option Agreement (the “Agreement”) and the 1996 Directors Stock Option Plan which is a part of the Agreement, and that I know their contents. I am aware that the Option will vest over a period of time. I hereby approve of the provisions of the Agreement and agree that I will take no action at any time to hinder operation of the Agreement.

Date:	__________________________________________,

spouse of __________________________________

Pacific Capital Bancorp

Directors Reload Stock Option Agreement

This confirms the grant by Pacific Capital Bancorp (the “Company”) of a stock option to the Director identified below (“Optionee”) on the terms and conditions set forth below and of the 1996 Directors Stock Option Plan (the “Plan”), the terms of which are incorporated herein.

1. Name of Optionee. Dale Hanst

2. Date of Grant. 4/23/2003

3. Number of Shares. 11,345 shares of Common Stock

4. Exercise Price. $31.7500 per share.

5. Reload Option. The Option is a Reload Option granted under Section 11 of the Plan. The Option is a Non-Qualified Stock Option and is not afforded favorable treatment for income tax purposes.

6. Restrictions on Reload Option. Optionee acknowledges that the Option is subject to the restrictions set forth in Section 11 of the Plan, including the restriction that the Option shall immediately terminate if the shares of Common Stock acquired on exercise of the Original Option are sold within one (1) year after the date of exercise of the Original Option.

7. Term of Option. The term of the Option will begin as of the date of grant set forth above and, unless sooner terminated in accordance with the terms of the Plan, will expire five (5) years after the date of grant.

8. Expiration. The Option is subject to termination prior to the expiration of the term of the Option set forth above in the event that Optionee ceases to be a Director of the Company or any of its subsidiaries or the occurrence of certain other events specified in the Plan.

9. Exercise. Except as otherwise specifically provided in the Plan, the Option may not be exercised in whole or in part prior to the expiration of one (1) year after the date of grant of the Option. Thereafter the Option may be exercised in whole or in part at any time and from time to time during the term of the Option.

10. Restriction on Transfer of Option. Except as otherwise specifically permitted in the Plan, Optionee may not transfer all or any portion of his/her interest in the Option other than by will or the laws of descent and distribution.

11. Acknowledgement by Optionee. Optionee acknowledges that (a) he/she has received and reviewed a copy of the Plan and (b) the provisions of the Plan are applicable to the Option.

12. Spousal Consent. If Optionee is married, Optionee shall have his/her spouse execute and deliver to the Company a Spousal Consent in the form attached hereto.

13. Terms of Agreement. Wherever the form of this Agreement provides for the inclusion of additional information, such as the addition of Optionee’s name in Section 1 above, such additional information may be added as hand-written information, such information shall be deemed to be part of this Agreement for all purposes and, by his or her execution of this Agreement, Optionee shall be deemed to have accepted such additional information.

“COMPANY”:		“OPTIONEE”:

PACIFIC CAPITAL BANCORP

By:
Its:	Assistant Corporate Secretary	Signature of Optionee

Address of the Company:		Address of Optionee

1021 Anacapa Street, 98-08A Santa Barbara, CA 93101

CONSENT OF SPOUSE

I acknowledge that I have read the foregoing Directors Reload Stock Option Agreement (the “Agreement”) and the 1996 Directors Stock Option Plan which is a part of the Agreement, and that I know their contents. I am aware that the Option will vest over a period of time. I hereby approve of the provisions of the Agreement and agree that I will take no action at any time to hinder operation of the Agreement.

Date:	__________________________________________,

spouse of __________________________________

Pacific Capital Bancorp

Directors Reload Stock Option Agreement

This confirms the grant by Pacific Capital Bancorp (the “Company”) of a stock option to the Director identified below (“Optionee”) on the terms and conditions set forth below and of the 1996 Directors Stock Option Plan (the “Plan”), the terms of which are incorporated herein.

1. Name of Optionee. Dale Hanst

2. Date of Grant. 4/23/2003

3. Number of Shares. 2,588 shares of Common Stock

4. Exercise Price. $31.7500 per share.

5. Reload Option. The Option is a Reload Option granted under Section 11 of the Plan. The Option is a Non-Qualified Stock Option and is not afforded favorable treatment for income tax purposes.

6. Restrictions on Reload Option. Optionee acknowledges that the Option is subject to the restrictions set forth in Section 11 of the Plan, including the restriction that the Option shall immediately terminate if the shares of Common Stock acquired on exercise of the Original Option are sold within one (1) year after the date of exercise of the Original Option.

7. Term of Option. The term of the Option will begin as of the date of grant set forth above and, unless sooner terminated in accordance with the terms of the Plan, will expire five (5) years after the date of grant.

8. Expiration. The Option is subject to termination prior to the expiration of the term of the Option set forth above in the event that Optionee ceases to be a Director of the Company or any of its subsidiaries or the occurrence of certain other events specified in the Plan.

9. Exercise. Except as otherwise specifically provided in the Plan, the Option may not be exercised in whole or in part prior to the expiration of one (1) year after the date of grant of the Option. Thereafter the Option may be exercised in whole or in part at any time and from time to time during the term of the Option.

10. Restriction on Transfer of Option. Except as otherwise specifically permitted in the Plan, Optionee may not transfer all or any portion of his/her interest in the Option other than by will or the laws of descent and distribution.

11. Acknowledgement by Optionee. Optionee acknowledges that (a) he/she has received and reviewed a copy of the Plan and (b) the provisions of the Plan are applicable to the Option.

12. Spousal Consent. If Optionee is married, Optionee shall have his/her spouse execute and deliver to the Company a Spousal Consent in the form attached hereto.

13. Terms of Agreement. Wherever the form of this Agreement provides for the inclusion of additional information, such as the addition of Optionee’s name in Section 1 above, such additional information may be added as hand-written information, such information shall be deemed to be part of this Agreement for all purposes and, by his or her execution of this Agreement, Optionee shall be deemed to have accepted such additional information.

“COMPANY”:		“OPTIONEE”:

PACIFIC CAPITAL BANCORP

By:
Its:	Assistant Corporate Secretary	Signature of Optionee

Address of the Company:		Address of Optionee

1021 Anacapa Street, 98-08A Santa Barbara, CA 93101

CONSENT OF SPOUSE

I acknowledge that I have read the foregoing Directors Reload Stock Option Agreement (the “Agreement”) and the 1996 Directors Stock Option Plan which is a part of the Agreement, and that I know their contents. I am aware that the Option will vest over a period of time. I hereby approve of the provisions of the Agreement and agree that I will take no action at any time to hinder operation of the Agreement.

Date:	__________________________________________,

spouse of __________________________________

Pacific Capital Bancorp

Directors Reload Stock Option Agreement

This confirms the grant by Pacific Capital Bancorp (the “Company”) of a stock option to the Director identified below (“Optionee”) on the terms and conditions set forth below and of the 1996 Directors Stock Option Plan (the “Plan”), the terms of which are incorporated herein.

1. Name of Optionee. Dale Hanst

2. Date of Grant. 4/23/2003

3. Number of Shares. 1,480 shares of Common Stock

4. Exercise Price. $31.7500 per share.

5. Reload Option. The Option is a Reload Option granted under Section 11 of the Plan. The Option is a Non-Qualified Stock Option and is not afforded favorable treatment for income tax purposes.

6. Restrictions on Reload Option. Optionee acknowledges that the Option is subject to the restrictions set forth in Section 11 of the Plan, including the restriction that the Option shall immediately terminate if the shares of Common Stock acquired on exercise of the Original Option are sold within one (1) year after the date of exercise of the Original Option.

7. Term of Option. The term of the Option will begin as of the date of grant set forth above and, unless sooner terminated in accordance with the terms of the Plan, will expire five (5) years after the date of grant.

8. Expiration. The Option is subject to termination prior to the expiration of the term of the Option set forth above in the event that Optionee ceases to be a Director of the Company or any of its subsidiaries or the occurrence of certain other events specified in the Plan.

9. Exercise. Except as otherwise specifically provided in the Plan, the Option may not be exercised in whole or in part prior to the expiration of one (1) year after the date of grant of the Option. Thereafter the Option may be exercised in whole or in part at any time and from time to time during the term of the Option.

10. Restriction on Transfer of Option. Except as otherwise specifically permitted in the Plan, Optionee may not transfer all or any portion of his/her interest in the Option other than by will or the laws of descent and distribution.

11. Acknowledgement by Optionee. Optionee acknowledges that (a) he/she has received and reviewed a copy of the Plan and (b) the provisions of the Plan are applicable to the Option.

12. Spousal Consent. If Optionee is married, Optionee shall have his/her spouse execute and deliver to the Company a Spousal Consent in the form attached hereto.

13. Terms of Agreement. Wherever the form of this Agreement provides for the inclusion of additional information, such as the addition of Optionee’s name in Section 1 above, such additional information may be added as hand-written information, such information shall be deemed to be part of this Agreement for all purposes and, by his or her execution of this Agreement, Optionee shall be deemed to have accepted such additional information.

“COMPANY”:		“OPTIONEE”:

PACIFIC CAPITAL BANCORP

By:
Its:	Assistant Corporate Secretary	Signature of Optionee

Address of the Company:		Address of Optionee

1021 Anacapa Street, 98-08A Santa Barbara, CA 93101

CONSENT OF SPOUSE

I acknowledge that I have read the foregoing Directors Reload Stock Option Agreement (the “Agreement”) and the 1996 Directors Stock Option Plan which is a part of the Agreement, and that I know their contents. I am aware that the Option will vest over a period of time. I hereby approve of the provisions of the Agreement and agree that I will take no action at any time to hinder operation of the Agreement.

Date:	__________________________________________,

spouse of __________________________________